UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 9, 2007
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-10382 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY NOTE
     The Registrant is filing this Amendment No. 1 to Current Report on Form 8-K in response to comments received from the staff of the U.S. Securities and Exchange Commission (the “Commission”). This Amendment No. 1 revises Item 4.01 (Changes in Registrant’s Certifying Accountant) to the Registrant’s Current Report on Form 8-K filed with the Commission on January 11, 2007. This Amendment No. 1 continues to speak as of the date of the original Current Report on Form 8-K and the Registrant has not otherwise updated the disclosure contained therein.
Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Dismissal of Independent Registered Public Accounting Firm
     On January 10, 2007, the Audit Committee of the Board of Directors of Synergetics USA, Inc. (the “Company”) terminated the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm.
     McGladrey’s reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through January 10, 2007, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.
     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during McGladrey’s engagement.
     The Company provided McGladrey with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agrees with the above statements and, if not, stating the respects in which it does not agree. Attached, as Exhibit 16.1, is a copy of McGladrey’s letter to the Securities and Exchange Commission.
     (b) Engagement of New Independent Registered Public Accounting Firm
     Effective January 9, 2007, the Audit Committee of the Board of Directors of the Company appointed UHY LLP as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and through January 9, 2007, it did not consult with UHY LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated January 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 18, 2007

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	Executive Vice President and Chief Financial Officer